                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.7


                               WARRANT AGREEMENT

                                    between

                       PANOLAM INDUSTRIES HOLDINGS, INC.

                                      and

                            DOMTAR INDUSTRIES INC.

                           Dated as of June 7, 1996

                               TABLE OF CONTENTS


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Certain Defined Terms................................    2


                                  ARTICLE II

                          ORIGINAL ISSUE OF WARRANTS

     SECTION 2.01. Form of Warrant Certificates.........................    6
     SECTION 2.02. Execution and Delivery of Warrant Certificates.......    6


                                  ARTICLE III

                EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY

     SECTION 3.01. Exercise Price.......................................    6
     SECTION 3.02. Exercise of Warrants.................................    6
     SECTION 3.03. Expiration of Warrants...............................    6
     SECTION 3.04. Method of Exercise...................................    6


                                  ARTICLE IV

                                  ADJUSTMENTS

     SECTION 4.01. Adjustments..........................................    7
     SECTION 4.02. Determination of Adjustment..........................    9
     SECTION 4.03. Statement on Warrants................................   10
     SECTION 4.04. Fractional Interest..................................   10

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     SECTION 5.01. Warrant Transfer Books...................................   10
     SECTION 5.02. No Stock Rights..........................................   11
     SECTION 5.03. Restrictions on Transfer.................................   11
     SECTION 5.04. No Registration of Warrants or Warrant Shares under
                      Securities Laws.......................................   11
     SECTION 5.05. Reservation of Common Stock for Issuance on Exercise of
                      Warrants..............................................   11
     SECTION 5.06. Payment of Taxes.........................................   12
     SECTION 5.07. Certain Persons to Execute Agreement.....................   12
     SECTION 5.08. Prior Notice of Certain Events...........................   12


                                  ARTICLE VI

                                 MISCELLANEOUS

     SECTION 6.01. Expenses.................................................  12
     SECTION 6.02. Notices..................................................  13
     SECTION 6.03. Headings.................................................  13
     SECTION 6.04. Severability.............................................  13
     SECTION 6.05. Entire Agreement.........................................  13
     SECTION 6.06. No Third Party Beneficiaries.............................  13
     SECTION 6.07. Amendment; Waiver........................................  13
     SECTION 6.08. Governing Law............................................  13
     SECTION 6.09. Counterparts.............................................  14

                               WARRANT AGREEMENT

          WARRANT AGREEMENT, dated as of June ___, 1996 (as hereafter amended, supplemented or otherwise modified, this "AGREEMENT"), between PANOLAM INDUSTRIES HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), and DOMTAR INDUSTRIES INC., a corporation organized and existing under the laws of the State of Delaware ("DOMTAR U.S.");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, in connection with the asset purchase agreement, dated February 15, 1996, between Domtar U.S. and Panolam Industries, Inc. (formerly known as PAN Acquisition, Inc.), a corporation organized and existing under the laws of the State of Delaware ("PANOLAM U.S.") and an indirect wholly owned subsidiary of the Company, as amended by letter agreements dated March 14, 1996, March 21, 1996, March 28, 1996 and April 4, 1996 and by an amending agreement, dated as of April 9, 1996, among Domtar U.S., Domtar Inc., a corporation organized under the federal laws of Canada, Panolam Canada and Panolam U.S., and as further amended by an amending agreement, dated as of the date hereof, between Domtar U.S. and Panolam U.S., and the delivery of a note (the "NOTE") made by the Company as payment in part of the purchase price thereunder, the Company has agreed to issue and deliver to Domtar U.S. warrant certificates (the "WARRANT CERTIFICATES") evidencing warrants to purchase 5,000 shares of class A common stock, par value $.01 per share, of the Company (the "CLASS A COMMON STOCK" and, together with the non-voting class B common stock, par value $.01 per share, of the Company, the "COMMON STOCK"), representing 5.0% of the shares of Common Stock outstanding or subject to issuance on the date hereof, subject to adjustment as provided for herein;

          WHEREAS, the Warrants (as defined below), Warrant Certificates and Underlying Common Stock (as defined below) will be subject to the terms and conditions of the stockholders' agreement, dated as of the date hereof (as thereafter amended, supplemented or otherwise modified, the "STOCKHOLDERS' AGREEMENT"), among the Company, Domtar U.S. and the other stockholders of the Company, including, without limitation, the provisions therein related to restrictions on transfer of the Warrants and the Underlying Common Stock; and

          WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth their agreement concerning the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered holders of the Warrants, and such other matter as are set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below:

          "AFFILIATE" shall mean, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

          "AGREEMENT" or "THIS AGREEMENT" shall have the meaning specified in the preamble to this Agreement.

          "BENEFICIAL OWNER" or "BENEFICIALLY OWN" shall have the meaning given such term in Rule 13d-3 under the Exchange Act.

          "BOARD" shall mean the board of directors of the Company.

          "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York, Montreal, Quebec or Toronto, Ontario.

          "CLASS A COMMON STOCK" shall have the meaning specified in the recitals to this Agreement.

          "COMMISSION" shall mean the Securities and Exchange Commission, and any successor commission or agency having similar powers.

          "COMMON STOCK" shall have the meaning specified in the recitals to this Agreement.

          "COMPANY" shall have the meaning specified in the preamble to this Agreement.

          "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean, with respect to the relationship between or among two or more persons, the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.

          "DOMTAR U.S." shall have the meaning specified in the preamble to this Agreement.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "EXERCISE PRICE" shall have the meaning specified in Section 3.01.

          "EXPIRATION DATE" shall mean the earlier of (i) the date on which all amounts outstanding under the Note are paid in full, if such payment in full occurs prior to January 1, 2000, and (ii) July 1, 2002.

          "FAIR MARKET VALUE" shall mean, with respect to any Shares as of any date of determination, (i) if such Shares are not registered under the Exchange Act, the fair value of such Shares (or the Common Stock into or for which such Shares are convertible, exchangeable or exercisable) on a fully diluted basis
(A) as determined reasonably and in good faith in the most recently completed arm's-length transaction between the Company and an unaffiliated third party in which such determination is necessary and the closing of which shall have occurred within the six months preceding such date of determination; or (B) if no such transaction shall have occurred within such six-month period, as determined reasonably and in good faith by the Board in accordance with the Valuation Criteria; or (ii) if such Shares are registered under the Exchange Act, the average of the daily Market Prices of such Shares (or the Common Stock into or for which such Shares are convertible, exchangeable or exercisable) for the 10 consecutive trading days immediately preceding such date of determination or, if such Shares have been registered under the Exchange Act for fewer than 10 consecutive trading days before such date, then the average of the daily Market Prices for all of the trading days before such date for which daily Market Prices are available; provided, however, that the Fair Market Value of any
                      --------  -------
Shares convertible, exchangeable or exercisable for Common Stock shall be reduced by the aggregate value of the consideration, if any, payable upon the conversion, exchange or exercise of such Shares.

          "HOLDERS" shall mean the registered holders from time to time of the Warrants and, unless otherwise provided or indicated herein, the registered holders from time to time of the Underlying Common Stock.

          "INDEPENDENT FINANCIAL EXPERT" shall mean a nationally recognized investment banking firm that does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its affiliates, that has not been and at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or an underwriter or placement agent with respect to any of the securities of the Company or any of its affiliates, and that does not provide any advice or opinions to the Company or any of its affiliates except as an Independent Financial Expert.

          "MARKET PRICE" shall mean, with respect to any Shares registered under the Exchange Act for any specified trading day, (i) in the case of Shares listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) in the case of Shares not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (iii) in the case of Shares not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported, and (iv) if there are no bid and asked prices reported during the 10 days prior to the specified date, the Fair Market Value of such Shares as determined as if such Shares were not registered under the Exchange Act.

          "NOTE" shall have the meaning specified in the recitals to this Agreement.

          "PERSON" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or other entity or any government or political subdivision, agency or instrumentality thereof, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "SERIES 1 DETERMINATION DATE" shall mean January 1, 2000.

          "SERIES 2 DETERMINATION DATE" shall mean January 1, 2001.

          "SERIES 1 WARRANTS" shall mean warrants designated Series 1 Warrants to purchase 2,500 shares of Class A Common Stock, representing 2.5% of the Common Stock outstanding on the date hereof.

          "SERIES 2 WARRANTS" shall mean warrants designated Series 2 Warrants to purchase 2,500 shares of Class A Common Stock. representing 2.5% of the Common Stock outstanding on the date hereof.

          "STOCKHOLDERS' AGREEMENT" shall have the meaning specified in the recitals to this Agreement.

          "SUBSIDIARY" shall mean, with respect to any person, any affiliate of such person controlled by such person directly, or indirectly through one or more intermediaries.

          "UNDERLYING COMMON STOCK" shall mean the shares of Class A Common Stock issuable or issued upon the exercise of the Warrants.

          "VALUATION CRITERIA" shall mean one or more valuation methods that the Independent Financial Expert or the Board, as the case may be, in its best professional or business judgment, as the case may be, determines to be most appropriate for use in determining the Fair Market Value of any Shares for which such determination is required pursuant to this Agreement, without giving effect to any discount attributable to any lack of liquidity of such Shares or to the fact that the Company may have no class of equity securities registered under the Exchange Act.

          "WARRANT CERTIFICATES" shall have the meaning specified in the recitals to this Agreement.

          "WARRANTS" shall mean the Series 1 Warrants and the Series 2 Warrants.


                                  ARTICLE II

                          ORIGINAL ISSUE OF WARRANTS

          SECTION 2.01. FORM OF WARRANT CERTIFICATES. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which signed by the Company and may
   ---------
have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto, with any rule or regulation of any securities exchange on which the Warrants may be listed or with the Stockholders' Agreement, or to conform to usage.

          SECTION 2.02. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 5,000 shares of

Class A Common Stock shall be executed by the Company and delivered to the purchasers thereof on the date hereof. The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or by any of its Vice Presidents, either manually or by facsimile signature printed thereon.


                                  ARTICLE III

                EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY

          SECTION 3.01. EXERCISE PRICE. Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions of the Agreement. to purchase one share of Class A Common Stock for each Warrant represented thereby at an exercise price (the "EXERCISE PRICE") of zero ($0.00) per share.

          SECTION 3.02. EXERCISE OF WARRANTS. Subject to the terms and conditions set forth herein, (i) the Series 1 Warrants shall be exercisable, on or prior to the Expiration Date, at any time or from time to time after the Series 1 Determination Date, and (ii) the Series 2 Warrants shall be exercisable, on or prior to the Expiration Date, at any time or from time to time after the Series 2 Determination Date.

          SECTION 3.03. EXPIRATION OF WARRANTS. The Warrants shall terminate and become void as of the close of business on the Expiration Date.

          SECTION 3.04. METHOD OF EXERCISE. (a) In order to exercise a Warrant or to sell a Warrant to the Company, the Holder thereof must surrender the Warrant Certificate evidencing such Warrant to the Company, with one of the forms on the reverse of or attached to the Warrant Certificate duly executed.

          (b) Upon surrender of a Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any shares of Underlying Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.04.

                                  ARTICLE IV

                                  ADJUSTMENTS

          SECTION 4.01. ADJUSTMENTS. The number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

               (a) STOCK DIVIDENDS; STOCK SPLITS; REVERSE STOCK SPLITS; RECLASSIFICATIONS. In the event that the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or
     (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.01(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) ISSUANCE OF COMMON STOCK, RIGHTS, OPTIONS OR WARRANTS AT LOWER VALUES. (i) In the event that the Company shall issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration, if any, payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the then Fair Market Value per share of the Common Stock immediately prior to such sale or issuance, then the number of shares of Common Stock thereafter issuable upon the exercise of each Warrant then outstanding shall equal the Pre-Issuance Value per Warrant divided by the Unadjusted Post-Issuance Value per Warrant. Such adjustment shall be made successively whenever any such sale or issuance is made.

          (ii) For purposes of this Section 4.01(b), (A) "PRE-ISSUANCE VALUE" shall mean (1) the total number of shares of Common Stock then issuable upon exercise of each Warrant, multiplied by (2) the Fair Market Value per share of Common Stock immediately prior to any issuance or sale described in Section 4.01(b)(i); and (B) "UNADJUSTED POST-ISSUANCE VALUE" shall mean
     (1) the sum of (x) the total number of shares of Common Stock outstanding immediately prior to any issuance or sale described in Section 4.01(b)(i), multiplied by the Fair Market Value per share of Common Stock immediately prior to such issuance or sale, plus (y) the total number of additional shares of Common Stock issued or sold by the Company, multiplied by the price per share for which such additional shares of Common Stock were issued or sold, divided by (2) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

          (iii) In the event that the Company shall issue and sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of Section 4.01(b)(i), the Board shall determine, in good faith, the fair value of such property. In the event that the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of Section 4.01(b)(i), the Board shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

          (iv) Any adjustment to the number of shares of Common Stock issuable upon exercise of all Warrants then outstanding made pursuant to this
     Section 4.01(b) shall be allocated among each Warrant then outstanding on a pro rata basis.

          (v) Notwithstanding anything herein to the contrary, the provisions of this Section 4.01(b) shall not apply to (A) options or other similar rights issued pursuant to an employee stock option plan or similar plan providing for options or other similar rights to purchase (or issuances pursuant to incentive bonus plans) covering in the aggregate not in excess of 10% of the fully-diluted shares of Common Stock outstanding from time to time, or (B) shares issued on the exercise of any such options or rights.

               (c) EXPIRATION OF RIGHTS, OPTIONS AND CONVERSION PRIVILEGES. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the number of shares of Common Stock issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised.

               (d) DE MINIMIS ADJUSTMENTS. No adjustment in the number of shares of Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of share of Common Stock purchasable upon an exercise of each Warrant; provided, however, that any adjustments which by reason of this Section
     --------  -------
     4.01(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-tenth of a share.

          SECTION 4.02. DETERMINATION OF ADJUSTMENT. Whenever the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted as herein provided, a certificate of a senior officer of the Company setting forth the number of shares of Common Stock issuable upon the exercise of each Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made, shall, absent manifest error, be conclusive evidence of such adjustment. The Company shall be entitled to rely on such certificate and shall exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours.

          SECTION 4.03. STATEMENT ON WARRANTS. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to the Agreement.

          SECTION 4.04. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Fair Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.


                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

          SECTION 5.01. WARRANT TRANSFER BOOKS. (a) The Warrant Certificates shall be issued in registered form only. The Company shall keep at its executive office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

          (b) Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

          (c) No service charge shall be made for any registration of transfer or exchange of Warrant Certificates.

          SECTION 5.02. NO STOCK RIGHTS. Prior to the exercise of the Warrants, no holder of a Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon any holder of a Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise.

          SECTION 5.03. RESTRICTIONS ON TRANSFER. The Holder of any Warrant Certificate, by acceptance thereof, acknowledges and agrees that each Warrant Certificate, the Warrants evidenced thereby and the Underlying Common Stock issuable upon exercise of such Warrants shall be subject to the terms and conditions of the Stockholders' Agreement in effect from time to time, including, without limitation, the provisions therein relating to restrictions on transfer.

          SECTION 5.04. NO REGISTRATION OF WARRANTS OR WARRANT SHARES UNDER SECURITIES LAWS. (a) Neither the Warrants nor the Underlying Common Stock have been registered under the Securities Act or any state securities laws.

          (b) The Holder of any Warrant Certificate, by acceptance thereof, represents that it is acquiring the Warrants to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell. transfer, pledge or hypothecate any Warrants or any Underlying Common Stock unless (i) (A) such transfer is made in connection with an effective registration statement under the Securities Act and any applicable state securities laws or (B) the Holder thereof has furnished the Company a satisfactory opinion of counsel for such Holder to the effect that such transaction is exempt from the registration requirements of the Securities Act, the rules and regulations in effect thereunder and any applicable state securities laws, and (ii) such transfer is made in accordance with terms and conditions set forth in the Stockholders' Agreement relating to restrictions on transfer to the extent the Warrants or Underlying Common Stock are subject thereto.

          SECTION 5.05. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. All shares of Class A Common Stock which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          SECTION 5.06. PAYMENT OF TAXES. The Company shall pay all taxes and other governmental charges that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

          SECTION 5.07. CERTAIN PERSONS TO EXECUTE AGREEMENT. Without in any way limiting any transfer restrictions contained elsewhere herein or in the Stockholders' Agreement, no Holder shall sell or otherwise dispose of any Warrants held by such Holder, unless, prior to the consummation of any such sale or other disposition, the person to whom such sale or other disposition is proposed to be made executes and delivers to the Company an agreement, in form and substance satisfactory to the Company, whereby such prospective transferee confirms that, with respect to the Warrants that are the subject of such sale or other disposition, it shall be deemed to be a "Holder" for the purposes of this Agreement and agrees to be bound by all the terms of this Agreement. Upon the execution and delivery by such prospective transferee of the agreement referred to in the next preceding sentence, and subject to all applicable transfer restrictions, such prospective transferee shall be deemed a "Holder" for the purposes of this Agreement, and shall have thc rights and be subject to the obligations of a Holder hereunder with respect to the Warrants held by such prospective transferee.

          SECTION 5.08. PRIOR NOTICE OF CERTAIN EVENTS. In case at any time the Company proposes to take any action which may result in an adjustment pursuant to Section 4.01, the Company shall give prior notice thereof. Such notice shall be given at least three Business Days prior to the earlier of the action in question and, if applicable, any record date or date on which the Company's transfer books are closed with respect thereto.


                                  ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01. EXPENSES. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          SECTION 6.02. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, or by courier service, cable, telecopy, telegram, or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at their addresses set forth on the signature pages to this Agreement (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 6.02).

          SECTION 6.03. HEADINGS. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning, construction or interpretation of this Agreement.

          SECTION 6.04. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible,

          SECTION 6.05. ENTIRE AGREEMENT. This Agreement and the Stockholders' Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between or among the parties with respect to the subject matter hereof.

          SECTION 6.06. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, whether express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

          SECTION 6.07. AMENDMENT; WAIVER. ThiS Agreement may not be amended, modified, supplemented or waived except by an instrument in writing signed by, or on behalf of, each of the parties hereto or, in the case of a waiver, the party to be bound thereby.

          SECTION 6.08. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS OF EACH PARTY ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          SECTION 6.09. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date fast above written.

                                    PANOLAM INDUSTRIES
                                       HOLDINGS, INC.


                                    By:  /s/ William J. MacDonald
                                        ---------------------------------
                                        Name: WILLIAM J. MACDONALD
                                        Title: PRESIDENT


                                    By:  /s/ [SIGNATURE ILLEGIBLE]
                                        ---------------------------------
                                        Name:
                                        Title:

                                    Metro Tower, Suite 1170
                                    950 Tower Lane
                                    Foster City, California 94404-2121
                                    Attention:  Richard D. Paterson
                                    Telephone: (415) 286-2350
                                    Telecopy:  (415) 286-2383

                                    DOMTAR INDUSTRIES INC.


                                    By:  /s/ Y. G. Katsuyama
                                        ---------------------------------
                                        Name: Y. G. KATSUYAMA
                                        Title: ASST. GENERAL COUNSEL

                                    c/o Domtar Inc.
                                    395 de Maisonneuve Blvd. West
                                    Montreal, Quebec, Canada
                                    H3A 1L6
                                    Attention:  Pierre Fitzgibbon
                                    Telephone: (514) 848-5400
                                    Telecopy:  (514) 848-5057

                                                                       EXHIBIT A

                         [FORM OF WARRANT CERTIFICATE]

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER, UNLESS (i) SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGISTRATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDERS' AGREEMENT, DATED AS OF JUNE ___, 1996, AS THEREAFTER AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

                       PANOLAM INDUSTRIES HOLDINGS, INC.

                      SERIES [1] [2] WARRANT CERTIFICATE

                          Dated as of June ___, 1996

               SERIES [1] [2] WARRANTS TO PURCHASE 2,500 SHARES
                            OF CLASS A COMMON STOCK

Certificate No. [1]                               Certificate for 2,500 Warrants

          PANOLAM INDUSTRIES HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), hereby certifies that, for value received, DOMTAR INDUSTRIES INC., a corporation organized and existing under the laws of the State of Delaware ("DOMTAR"), or registered assigns, is the registered holder of the number of Series [1] [2] Warrants set forth above (the "WARRANTS"). Each Warrant entitles the registered holder thereof (the "HOLDER"), subject to the provisions contained herein and in the Warrant Agreement (as defined below), to receive from the Company one share of common stock, par value $.01 per share, of the Company ("COMMON STOCK"), subject to adjustment upon the occurrence of certain events, at an exercise price of zero ($.00) per share. This Warrant Certificate shall terminate and become void as of the close of business on the earlier of (i) the date on which all amounts outstanding under the Note (as defined in the Warrant Agreement (as defined below)) are paid in full, if such payment in full occurs prior to January 1, 2000, and (ii) June 30, 2002 (the "EXPIRATION DATE" ).

          This Warrant Certificate is issued under and in accordance with the warrant agreement, dated as of June ___, 1996 (as thereafter amended, modified or supplemented, the "WARRANT AGREEMENT"), between the Company and Domtar, and is subject to the terms and provisions contained in the Warrant Agreement and the stockholders' agreement, dated as of June ___ 1996 (as thereafter amended, supplemented or otherwise modified, the "STOCKHOLDERS" AGREEMENT"), among the Company, Domtar and the other stockholders of the Company, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement and the Stockholders' Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement and the Stockholders' Agreement for a full statement of the respective rights, limitations of rights, duties and obligations thereunder of the Company and the Holders of the Warrants.

          The number of shares of Common Stock issuable upon the exercise of each Warrant is subject to adjustment as provided in the Warrant Agreement.

          All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          In order to exercise a Warrant, the Holder hereof must surrender this Warrant Certificate at the office of the Company, with the Form of Election to Purchase attached hereto appropriately filled in and duly executed by the Holder hereof, with signature guaranteed as therein specified, all subject to the terms and conditions hereof and of the Warrant Agreement.

          THIS WARRANT CERTIFICATE, THE WARRANTS EVIDENCED HEREBY AND THE UNDERLYING COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCKHOLDERS' AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE PROVISIONS THEREIN RELATING TO RESTRICTIONS ON TRANSFER.

          All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

          Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at Metro Tower, Suite 1170, 950 Tower Lane, Foster City, California 94404-2121, Attention: Richard D. Paterson.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its officers thereunto duly authorized as of the date first written above.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date fast above written.

                                    PANOLAM INDUSTRIES
                                       HOLDINGS, INC.


                                    By: ________________________________
                                        Name:
                                        Title:


                                    By: ________________________________
                                        Name:
                                        Title:

                         FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the Holder Desires to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To:  Panolam Industries Holdings, Inc.

          The undersigned hereby irrevocably elects to exercise the Warrants evidenced by the foregoing Warrant Certificate for, and to acquire thereunder, one full share (subject to adjustment) of Class A Common Stock issuable upon exercise of each such Warrant, all on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to. The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the shares of Class A Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name of the undersigned at the address specified below and delivered thereto.

                     Address: _________________________________________________

                              _________________________________________________

                              _________________________________________________
                                                             (Include Zip Code)

   Taxpayer Identification or
      Social Security Number: _________________________________________________

   Dated: ___________________

                      Name of
                      Holder: _________________________________________________
                                              (Please Print)

                              _________________________________________________
                                               (Signature)*

                              _________________________________________________

_______________
* The signature must correspond with the name as written upon the face of the foregoing Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to the Company.

                           (By:)_______________________________________________
                                               (Please Print)

                              (Name:)__________________________________________

                              (Title:)_________________________________________

                        Signature
                       Guaranteed
                              By:______________________________________________
                                               (Please Print)

                              FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned Holder of the foregoing Warrant Certificate hereby sells, assigns and transfers* unto each assignee set forth below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the foregoing Warrant Certificate not being assigned hereby) all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set forth opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:

                 Name of
               Assignee: ________________________________________________
                                          (Please Print)

                Address: _________________________________________________

                         _________________________________________________

                         _________________________________________________
                                                         (Include Zip Code)

               Number of
               Warrants: _________________________________________________


and does hereby irrevocably constitute and appoint the Company the undersigned's attorney to make such transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

          If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate

________________________

* THE SECURITIES EVIDENCED BY THE FOREGOING WARRANT CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS' AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPILED WITH.

evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

   Dated: _______________

               Name of
               Holder: _________________________________________________
                                       (Please Print)

                       _________________________________________________
                                        (Signature)*

                 (By:) _________________________________________________
                                       (Please Print)

                       (Name:)__________________________________________

                       (Title:)_________________________________________

             Signature
            Guaranteed
                   By: _________________________________________________
                                        (Please Print)



________________________

* The signature must correspond with the name as written upon the face of the foregoing Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a financial institution satisfactory to the Company.